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                                                                    Exhibit 99.1

                          CONSENT OF DIRECTOR NOMINEE

  The undersigned, pursuant to Rule 438 under the Securities Act, consents to the use of his name in the Registration Statement on Form S-1 of Versity, Ltd. as a person who is a Director Nominee of Verisity, Ltd.

                                          /s/ Amos Wilnai
                                          _______________________________
                                          Amos Wilnai
                                          October 26, 2000